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                                                                   Exhibit 23.1
                                                                   ------------



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

               We consent to the incorporation by reference in this registration statement on Form S-8 and in the related prospectus of our report dated March 25, 1998 on our audit of the December 31, 1997 consolidated financial statements of Perot Systems Corporation contained in its Annual Report on Form 10-K, as filed with the Securities and Exchange Commission.


                                             /S/ PRICEWATERHOUSECOOPERS LLP

Dallas, Texas
January 7, 1999